As filed with the Securities and Exchange Commission on June 26, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                       1-5706                  58-0971455
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

  8000 Tower Point Drive, Charlotte, NC                              28227
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Metromedia International Group, Inc. (the "Company") filed a Form 8-K dated May
18, 2006 with the United States Securities and Exchange Commission outlining the provisions of an employment agreement (the "Agreement"), by and between Metromedia International Telecommunications Services, Inc. ("MITSI"), an indirect, wholly-owned subsidiary of the Company, and David Lee, Vice President of Georgian Operations. The Company is filing this Form 8-K/A to include the Agreement with an amended effective date as of April 1, 2006 as an exhibit hereto and to restate the material terms of the Agreement herein. In addition, the Company is reporting the approval and payment of a performance bonus to Mr. Lee.

Item 1.01. Entry into a Material Definitive Agreement

     MITSI executed the Agreement with Mr. Lee dated as of April 1, 2006. Pursuant to the Agreement, Mr. Lee will continue in the capacity of Vice President of Georgian Operations, as well as the General Director of Magitcom, Ltd., the Company's business venture that operates a telephony network in Tibilisi, Georgia. The Agreement provides for an annual base salary of $230,000, payment of performance bonuses, if any, foreign living expense allowance, reimbursement for necessary and reasonable business expenses, reimbursement for reasonable expense for medical insurance, compensation for personal tax obligations arising in Georgia, and eligibility to receive awards of stock options under an incentive stock option plan of the Company as may be determined by the Board of Directors of the Company.

     Pursuant to the terms of the Agreement, Mr. Lee's employment is indefinite subject to a written one month's notice of termination by either party. MITSI may terminate Mr. Lee for "cause" (as defined in the Agreement) without incurring any entitlement to severance. Should MITSI terminate Mr. Lee without "cause", he would be entitled to severance in the amount of $230,000.

     In addition, Mr. Lee is not entitled to receive any separate compensatory payment in connection with any merger, consolidation, continuation, dissolution or liquidation of MITSI, or the sale of all or substantially all of the assets of MITSI, provided that Mr. Lee is first offered in writing a new appointment with any successor or surviving company (or, in the case of any MITSI affiliate, with MITSI or any other affiliate of MITSI) on terms no less favorable than the Agreement.

     The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

     Separately, on June 6, 2006 the Board of Directors of the Company approved payment of a performance bonus to Mr. Lee in the amount of $505,000, which was paid on June 23, 2006.

Item 9.01. Financial Statements and Exhibits

           (d)  Exhibits:

          10.1 Employment Agreement between Metromedia International Telecommunications Services, Inc. and David Lee.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METROMEDIA INTERNATIONAL GROUP, INC.


                                    By:    /S/ HAROLD F. PYLE, III
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                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: June 26, 2006
Charlotte, NC